EXHIBIT 10.8
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                 BILL OF SALE AND ASSUMPTION OF LIABILITIES

     THIS BILL OF SALE AND ASSUMPTION OF LIABILITIES is made as of this ----- day of January 1, 2000 by GENROCO, INC. ("GENROCO"), a Wisconsin corporation, with offices at its principal place of business at 255 Info Highway, Slinger, Wisconsin 53086 and VIDEOPROPULSION, INC., ("VideoPropulsion"), a Wisconsin corporation with its principal place of business at 251 Info Highway, Slinger, Wisconsin 53086.

                                  RECITALS

     WHEREAS,  GENROCO  and  VideoPropulsion  are  parties  to  a   Contribution
Agreement,  Plan  and   Agreement  of  Reorganization   and  Distribution   (the
"Contribution Agreement") dated as of January 1, 2000; and

     WHEREAS, GENROCO desires to sell and assign to VideoPropulsion, and VideoPropulsion wishes to purchase and accept from GENROCO, for the consi-deration and upon the terms and conditions set forth in the Contribution
Agreement, certain of the assets, leases and rights of GENROCO, and VideoPropulsion wishes to assume certain of the liabilities and obligations of GENROCO;

     NOW, THEREFORE, pursuant to the Contribution Agreement and in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     1.   Conveyance.  GENROCO does hereby sell, assign, convey, and deliver  to
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VideoPropulsion all of GENROCO's right, title and interest in and to the assets, including any properties of GENROCO, and the liabilities and obligations as set forth in the Contribution Agreement and the Exhibits, Schedules, Instruments and Conveyances attached thereto or incorporated therein.

     2.   Acceptance  and  Assumption.    VideoPropulsion  hereby  accepts   the
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foregoing sale, assignment and conveyance.   VideoPropulsion hereby assumes  and
agrees to pay, perform in accordance with the terms of and be bound by, all of the covenants, terms and obligations under the Contribution Agreement and the
Exhibits,  Schedules,   Instruments   and  Conveyances   attached   thereto   or
incorporated therein.

     3.   Power of  Attorney.   Subject to  the provisions  of the  Contribution
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Agreement,  GENROCO  hereby  constitutes   and  appoints  VideoPropulsion,   its
successors or assigns, the true and  lawful attorney of GENROCO with full  power
of substitution, for the benefit and at the expense of VideoPropulsion:   (a) to
institute and prosecute all proceedings which VideoPropulsion may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to any of the conveyed assets and liabilities, to defend or compromise any and all actions, suits and proceedings in respect of any of the conveyed assets and liabilities, and to do all such acts and things in relation thereto as
VideoPropulsion  shall  deem  advisable;  and  (b) to  take  all  action   which
VideoPropulsion may deem proper in order to provide VideoPropulsion the benefits or obligations under any of the conveyed assets or liabilities where any required consent of another party to the assignment thereof to VideoPropulsion pursuant to the Contribution Agreement and the related Exhibits, Schedules, Instruments and Conveyances shall not have been obtained. GENROCO acknowledges that the foregoing powers are coupled with an interest and shall be irrevocable by GENROCO in any manner or for any reason. VideoPropulsion shall be entitled to retain for its own account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereto.

     4.   Rights.  Nothing  contained in  this Bill  of Sale  and Assumption  of
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Liabilities shall be deemed to supersede, enlarge, diminish or otherwise  modify any of the obligations, agreements, covenants or warranties of GENROCO or VideoPropulsion contained in the Contribution Agreement and the Exhibits, Schedules, Instruments and Conveyances attached thereto or incorporated therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale and Assumption of Liabilities to be executed by their duly authorized officers this ----- day of ---------, 2000.

                               GENROCO, INC.

                               By: -----------------------------------------
                                    Keith Brue
                                    Executive Vice President and
                                    Chief Financial Officer

                               VideoPropulsion, Inc.

                               By: -----------------------------------------
                                    Chris Good
                                    Executive Vice President and
                                    Chief Technical Officer